AXP(R)
                                                                    Intermediate
                                                                 Tax-Exempt Fund
                                                          2001 SEMIANNUAL REPORT

American
  Express(R)
Funds

(icon of) lock

AXP Intermediate Tax-Exempt Fund
seeks to provide shareholders with a
high level of current income exempt
from federal taxes.

Why Suffer From a `Lack of Interest'?

If you're looking for a higher yield than a typical tax-free money market fund with less price volatility than a typical tax-exempt bond fund, this fund is designed for you. Its yield is generally free from federal taxes, but not necessarily state and local taxes.

CONTENTS
From the Chairman                                3
From the Portfolio Manager                       3
Fund Facts                                       5
The 10 Largest Holdings                          6
Financial Statements                             7
Notes to Financial Statements                   10
Investments in Securities                       17

-------------------------------------------------------------------------------
2   AXP INTERMEDIATE TAX-EXEMPT FUND

(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman

First, I want to thank you for being a shareholder in American Express funds. While we strongly believe in the virtues of investment, we also are very sensitive to the fluctuations of the financial markets. That is why we want to re-emphasize the importance of making certain that you frequently review your investments and regularly meet with your financial advisor. By doing so, you can take advantage of shifts in the markets to position your portfolio relative to expected market volatility and, possibly, achieve better overall performance.

Second, I strongly advise that you keep a focus on the long-term. Reviewing past performance is helpful, but it should not be viewed as a leading indicator of the future. One constant is the necessity to have a financial plan based on appropriate asset allocation. Make sure that the plan provides what you need and expect.

Our job, as a Board, is to monitor and confirm that the Fund complies with its investment objective and that its management style stays on target. We want the Fund to be able to deliver to you, the shareholder, the type of performance you expect and the best results that can be obtained. Toward that end, American Express has made significant changes, and will continue to make changes as it strives to provide a consistent standard of excellence.

On behalf of the Board,

Arne H. Carlson

From the Portfolio Manager

AXP Intermediate Tax-Exempt Fund was in good position to take advantage of a rally in the municipal bond market during the past six months. Reflecting the generally positive environment over the first half of the fiscal year, December 2000 through May 2001, the Fund's Class A shares generated a total return -- net asset value change and interest income -- of 4.06% (excluding the sales charge).

As is usually the case, bad news for the economy meant good news for the bond market. That was particularly evident at the outset of the period, as a slowdown in economic growth erased fear of higher inflation (the bond market's worst enemy) and got investors focused on the possibility that the Federal Reserve would reduce short-term interest rates to get the economy back on track. Encouraged by those factors, bond investors increased their buying, driving down municipal bond interest rates and driving up the bonds' prices. (Falling rates boost bond prices, while rising rates depress them.)

-------------------------------------------------------------------------------
                                                   SEMIANNUAL REPORT -- 2001   3

`INTERMEDIATES' BENEFIT

Most of the interest-rate decline came in the short- and intermediate-maturity segment of the municipal market (the core of this Fund's investments), which responded with especially good price increases. As a result, the Fund's net asset value rose in December and January.

From that point, despite investors getting their wish that the Federal Reserve would cut interest rates, the intermediate segment of the municipal market essentially treaded water through the end of the period. The cool-off market largely resulted from investors anticipating that the economy would improve later in the year and, possibly, cause inflation to pick up. As a result, they curtailed their buying.

Still, it was a productive six months for the Fund, which got an additional lift early in the period as a result of my decision to increase the portfolio's duration. (Duration, a function of the average maturity of the bonds in the portfolio, affects how sensitive the Fund's net asset value is to changes in interest rates. Generally, the longer the duration, the greater the sensitivity.) Therefore, when interest rates came down, the Fund responded quite positively.

Another change worth noting was an improvement in the overall quality level of the portfolio, based on the premise that higher-quality bonds tend to be more sensitive to changes in market interest rates. The trade-off is that the higher the quality, the lower the yield. To offset that, I emphasized longer-maturity bonds, which offered relatively higher yields.

The shift made for greater trading liquidity and made it easier to adjust the portfolio's duration. Concurrent with the upgrade in quality, I reduced holdings among low-grade bonds. While this cost the Fund a bit in interest income, it allowed for greater price appreciation.

As for the second half of the fiscal year, I think it's likely that the economy will strengthen and the Federal Reserve will conclude its rate cuts. If that outlook proves accurate, I expect municipal bond rates to move in a flat to somewhat higher range. That, in turn, would restrain bond prices. Therefore, my next move may well be to shorten the portfolio's duration and, in order to shore up the Fund's dividend, modestly increase investments in higher-yielding/lower-quality bonds while still maintaining a high overall quality level.

David Kerwin

-------------------------------------------------------------------------------
4   AXP INTERMEDIATE TAX-EXEMPT FUND

Fund Facts

Class A -- 6-month performance
(All figures per share)

Net asset value (NAV)
May 31, 2001                                             $5.15
Nov. 30, 2000                                            $5.04
Increase                                                 $0.11

Distributions -- Dec. 1, 2000 - May 31, 2001
From income                                              $0.10
From long-term capital gains                             $  --
Total distributions                                      $0.10
Total return*                                           +4.06%

Class B -- 6-month performance
(All figures per share)

Net asset value (NAV)
May 31, 2001                                             $5.15
Nov. 30, 2000                                            $5.03
Increase                                                 $0.12

Distributions -- Dec. 1, 2000 - May 31, 2001
From income                                              $0.08
From long-term capital gains                             $  --
Total distributions                                      $0.08
Total return*                                           +3.88%

Class C -- 6-month performance
(All figures per share)

Net asset value (NAV)
May 31, 2001                                             $5.15
Nov. 30, 2000                                            $5.03
Increase                                                 $0.12

Distributions -- Dec. 1, 2000 - May 31, 2001
From income                                              $0.08
From long-term capital gains                             $  --
Total distributions                                      $0.08
Total return*                                           +3.88%

Class Y -- 6-month performance
(All figures per share)

Net asset value (NAV)
May 31, 2001                                             $5.13
Nov. 30, 2000                                            $5.02
Increase                                                 $0.11

Distributions -- Dec. 1, 2000 - May 31, 2001
From income                                              $0.10
From long-term capital gains                             $  --
Total distributions                                      $0.10
Total return*                                           +4.17%

* The total return is a hypothetical investment in the Fund with all distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.

-------------------------------------------------------------------------------
                                                   SEMIANNUAL REPORT -- 2001   5



The 10 Largest Holdings

                                                           Percent            Value
                                                       (of net assets)  (as of May 31, 2001)
Georgia State Unlimited General Obligation Bonds
Series 1995
6.00% 2007                                                    2.52%          $1,223,090

South Carolina State Transportation Infrastructure Bank
Revenue Bonds Series 2000A
5.50% 2007                                                    2.23            1,080,810

New York State Thruway General Refunding Revenue Bonds
Series 2001E
5.50% 2008                                                    2.22            1,080,020

Houston Texas Water & Sewer System
Junior Lien Refunding Revenue Bonds
Series 2000B
5.50% 2006                                                    2.22            1,077,490

Arizona State Transportation Board Excise Tax Revenue
Bonds Maricopa County Regional Area Road Fund
Series 2000
5.75% 2005                                                    2.22            1,076,210

Clark County Nevada School District Refunding
General Obligation Bonds
Series 2000B
5.50% 2008                                                    2.21            1,074,710

Tulsa Oklahoma International Airport
Trust Improvement General Revenue Bonds
Series 2000A A.M.T.
5.25% 2004                                                    2.20            1,067,353

Ohio State Water Development Authority
Pollution Control Revenue Bonds
Series 2000
5.50% 2005                                                    2.20            1,066,360

Port of Seattle Washington Refunding Revenue Bonds
Series 2000D A.M.T.
5.50% 2007                                                    2.19            1,060,750

Prince William County Virginia Public Improvement
Facility Unlimited General Obligation Bonds
Series 2000A
5.00% 2006                                                    2.18            1,059,610

Note: Investment income from certain securities may be subject to the Alternative Minimum Tax (A.M.T.). For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(picture of) pie chart

The 10 holdings listed here
make up 22.39% of net assets

-------------------------------------------------------------------------------
6   AXP INTERMEDIATE TAX-EXEMPT FUND



Financial Statements

Statement of assets and liabilities
AXP Intermediate Tax-Exempt Fund

May 31, 2001 (Unaudited)
Assets
Investments in securities, at value (Note 1)
     (identified cost $48,437,177)                                                             $49,303,837
Cash in bank on demand deposit                                                                     206,846
Accrued interest receivable                                                                        679,934
                                                                                                   -------
Total assets                                                                                    50,190,617
                                                                                                ----------

Liabilities
Dividends payable to shareholders                                                                   26,200
Payable for investment securities purchased                                                      1,600,772
Accrued investment management services fee                                                             596
Accrued distribution fee                                                                               545
Accrued transfer agency fee                                                                             70
Accrued administrative services fee                                                                     53
Other accrued expenses                                                                              17,260
                                                                                                    ------
Total liabilities                                                                                1,645,496
                                                                                                 ---------
Net assets applicable to outstanding capital stock                                             $48,545,121
                                                                                               ===========

Represented by
Capital stock -- $.01 par value (Note 1)                                                       $    94,270
Additional paid-in capital                                                                      47,689,458
Excess of distributions over net investment income                                                    (150)
Accumulated net realized gain (loss) (Note 5)                                                     (105,117)
Unrealized appreciation (depreciation) on investments                                              866,660
                                                                                                   -------
Total -- representing net assets applicable to outstanding capital stock                       $48,545,121
                                                                                               ===========
Net assets applicable to outstanding shares:              Class A                              $38,116,234
                                                          Class B                              $ 9,792,696
                                                          Class C                              $   634,969
                                                          Class Y                              $     1,222
Net asset value per share of outstanding capital stock:   Class A shares       7,401,457       $      5.15
                                                          Class B shares       1,901,927       $      5.15
                                                          Class C shares         123,365       $      5.15
                                                          Class Y shares             238       $      5.13
                                                                                     ---       -----------

See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                                                   SEMIANNUAL REPORT -- 2001   7



Statement of operations
AXP Intermediate Tax-Exempt Fund

Six months ended May 31, 2001 (Unaudited) Investment income
Income:
Interest                                                                                        $1,053,626
                                                                                                ----------
Expenses (Note 2):
Investment management services fee                                                                 101,257
Distribution fee
     Class A                                                                                        43,810
     Class B                                                                                        47,178
     Class C                                                                                         2,591
Transfer agency fee                                                                                 10,891
Incremental transfer agency fee
     Class A                                                                                           890
     Class B                                                                                           510
     Class C                                                                                            17
Administrative services fees and expenses                                                            9,169
Compensation of board members                                                                        4,592
Custodian fees                                                                                       5,522
Printing and postage                                                                                12,661
Registration fees                                                                                   24,995
Audit fees                                                                                           7,750
Other                                                                                                  281
                                                                                                       ---
Total expenses                                                                                     272,114
     Earnings credits on cash balances (Note 2)                                                     (6,786)
                                                                                                    ------
Total net expenses                                                                                 265,328
                                                                                                   -------
Investment income (loss) -- net                                                                    788,298
                                                                                                   -------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                                          96,203
Net change in unrealized appreciation (depreciation) on investments                                869,538
                                                                                                   -------
Net gain (loss) on investments                                                                     965,741
                                                                                                   -------
Net increase (decrease) in net assets resulting from operations                                 $1,754,039
                                                                                                ==========
See accompanying notes to financial statements.

-------------------------------------------------------------------------------
8   AXP INTERMEDIATE TAX-EXEMPT FUND



Statements of changes in net assets
AXP Intermediate Tax-Exempt Fund

                                                                        May 31, 2001          Nov. 30, 2000
                                                                      Six months ended         Year ended
                                                                         (Unaudited)
Operations and distributions
Investment income (loss) -- net                                          $   788,298          $  1,577,802
Net realized gain (loss) on investments                                       96,203              (179,625)
Net change in unrealized appreciation (depreciation) on investments          869,538               262,106
                                                                             -------               -------
Net increase (decrease) in net assets resulting from operations            1,754,039             1,660,283
                                                                           ---------             ---------
Distributions to shareholders from:
   Net investment income
     Class A                                                                (643,509)           (1,296,627)
     Class B                                                                (137,357)             (279,575)
     Class C                                                                  (7,559)               (2,325)
     Class Y                                                                     (23)                  (45)
                                                                                 ---                   ---
Total distributions                                                         (788,448)           (1,578,572)
                                                                            --------            ----------

Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                14,672,268            33,968,156
   Class B shares                                                          1,850,530             5,037,517
   Class C shares                                                            191,495               430,601
Reinvestment of distributions at net asset value
   Class A shares                                                            541,256             1,027,678
   Class B shares                                                            113,488               227,988
   Class C shares                                                              7,559                 1,975
   Class Y shares                                                                 23                    45
Payments for redemptions
   Class A shares                                                         (9,076,524)          (32,735,467)
   Class B shares (Note 2)                                                (1,256,069)           (5,353,119)
   Class C shares (Note 2)                                                    (5,540)               (1,515)
                                                                              ------                ------
Increase (decrease) in net assets from capital share transactions          7,038,486             2,603,859
                                                                           ---------             ---------
Total increase (decrease) in net assets                                    8,004,077             2,685,570
Net assets at beginning of period                                         40,541,044            37,855,474
                                                                          ----------            ----------
Net assets at end of period                                              $48,545,121          $ 40,541,044
                                                                         ===========          ============

See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                                                   SEMIANNUAL REPORT -- 2001   9

Notes to Financial Statements

AXP Intermediate Tax-Exempt Fund
(Unaudited as to May 31, 2001)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
AXP Intermediate Tax-Exempt Fund (a series of AXP Tax-Exempt Series, Inc.) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Tax-Exempt Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in bonds and other debt obligations.

Class C shares of the Fund were offered to the public on June 26, 2000. Prior to this date, American Express Financial Corporation (AEFC) purchased 400 shares of capital stock at $5.00 per share, which represented the initial capital in Class C.

The Fund offers Class A, Class B, Class C and Class Y shares.

o Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and

-------------------------------------------------------------------------------
10   AXP INTERMEDIATE TAX-EXEMPT FUND
call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders
Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other
Security transactions are accounted for on the date securities are purchased or sold. Interest income, including level-yield amortization of premium and discount, is accrued daily.

-------------------------------------------------------------------------------
                                                  SEMIANNUAL REPORT -- 2001   11

2. EXPENSES AND SALES CHARGES
The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.45% to 0.35% annually.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50
o  Class B $20.50
o  Class C $20.00
o  Class Y $17.50

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $72,187 for Class A, $6,572 for Class B and $15 for Class C for the six months ended May 31, 2001.

During the six months ended May 31, 2001, the Fund's custodian and transfer agency fees were reduced by $6,786 as a result of earnings credits from overnight cash balances.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $21,050,777 and $17,239,629, respectively, for the six months ended May 31, 2001. Realized gains and losses are determined on an identified cost basis.

-------------------------------------------------------------------------------
12   AXP INTERMEDIATE TAX-EXEMPT FUND

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the periods indicated are as follows:

                                               Six months ended May 31, 2001
                                        Class A     Class B   Class C    Class Y
Sold                                  2,862,393    360,275     37,122       --
Issued for reinvested distributions     105,256     22,074      1,487        4
Redeemed                             (1,767,924)  (244,576)    (1,075)      --
                                     ----------   --------     ------      ---
Net increase (decrease)               1,199,725    137,773     37,534        4
                                      ---------    -------     ------      ---

                                                 Year ended Nov. 30, 2000
                                        Class A     Class B   Class C*   Class Y
Sold                                  6,788,720  1,007,764     85,739       --
Issued for reinvested distributions     205,396     45,577        393        9
Redeemed                             (6,551,302)(1,070,989)      (301)      --
                                     ---------- ----------       ----      ---
Net increase (decrease)                 442,814    (17,648)    85,831        9
                                        -------    -------     ------      ---

* Inception date was June 26, 2000.

5. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund has a capital loss carry-over of $201,320 as of Nov. 30, 2000, that will expire in 2005 through 2008 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

6. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the six months ended May 31, 2001.

7. NEW ACCOUNTING PRONOUNCEMENT
In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after Dec. 15, 2000. Adopting the revised Guide is not expected to have a significant impact on the Fund's financial position, results of operations or changes in its net assets.

-------------------------------------------------------------------------------
                                                  SEMIANNUAL REPORT -- 2001   13



8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A

Per share income and capital changes(a)

Fiscal period ended Nov. 30,                          2001(i)       2000         1999         1998         1997

Net asset value, beginning of period                 $5.04         $5.02        $5.14        $5.09        $5.04

Income from investment operations:

Net investment income (loss)                           .10           .19          .19          .19          .18

Net gains (losses) (both realized and unrealized)      .11           .02         (.12)         .05          .05

Total from investment operations                       .21           .21          .07          .24          .23

Less distributions:

Dividends from net investment income                  (.10)         (.19)        (.19)        (.19)        (.18)

Net asset value, end of period                       $5.15         $5.04        $5.02        $5.14        $5.09

Ratios/supplemental data

Net assets, end of period (in millions)                $38           $31          $29          $21          $17

Ratio of expenses to average daily net assets(c)     1.04%(d)       .99%         .90%(e)      .92%(e)      .93%(e)

Ratio of net investment income (loss)
to average daily net assets                          3.67%(d)      3.72%        3.78%        3.76%        3.60%

Portfolio turnover rate
(excluding short-term securities)                      40%           77%           9%           7%          24%

Total return(h)                                      4.06%         4.22%        1.44%        4.85%        4.44%



Class B

Per share income and capital changes(a)

Fiscal period ended Nov 30,                           2001(i)       2000         1999         1998         1997

Net asset value, beginning of period                 $5.03         $5.02        $5.14        $5.09        $5.04

Income from investment operations:

Net investment income (loss)                           .08           .15          .15          .15          .14

Net gains (losses) (both realized and unrealized)      .12           .01         (.12)         .05          .05

Total from investment operations                       .20           .16          .03          .20          .19

Less distributions:

Dividends from net investment income                  (.08)         (.15)        (.15)        (.15)        (.14)

Net asset value, end of period                       $5.15         $5.03        $5.02        $5.14        $5.09

Ratios/supplemental data

Net assets, end of period (in millions)                $10            $9           $9           $7           $6

Ratio of expenses to average daily net assets(c)     1.80%(d)      1.75%        1.65%(f)     1.67%(f)     1.68%(f)

Ratio of net investment income (loss)
to average daily net assets                          2.91%(d)      2.90%        3.02%        3.01%        2.87%

Portfolio turnover rate
(excluding short-term securities)                      40%           77%           9%           7%          24%

Total return(h)                                      3.88%         3.23%         .69%        4.07%        3.67%

See accompanying notes to financial highlights.

-------------------------------------------------------------------------------
14   AXP INTERMEDIATE TAX-EXEMPT FUND



Class C

Per share income and capital changes(a)

Fiscal period ended Nov 30,                           2001(i)       2000(b)

Net asset value, beginning of period                 $5.03         $5.00

Income from investment operations:

Net investment income (loss)                           .08           .06

Net gains (losses) (both realized and unrealized)      .12           .03

Total from investment operations                       .20           .09

Less distributions:

Dividends from net investment income                  (.08)         (.06)

Net asset value, end of period                       $5.15         $5.03

Ratios/supplemental data

Net assets, end of period (in millions)                 $1           $--

Ratio of expenses to average daily net assets(c)     1.80%(d)      1.75%(d)

Ratio of net investment income (loss)
to average daily net assets                          2.92%(d)      3.34%(d)

Portfolio turnover rate
(excluding short-term securities)                      40%           77%

Total return(h)                                      3.88%         1.96%



Class Y

Per share income and capital changes(a)

Fiscal period ended Nov 30,                           2001(i)       2000         1999         1998         1997

Net asset value, beginning of period                 $5.02         $5.01        $5.13        $5.09        $5.04

Income from investment operations:

Net investment income (loss)                           .10           .20          .21          .19          .18

Net gains (losses) (both realized and unrealized)      .11           .01         (.12)         .05          .05

Total from investment operations                       .21           .21          .09          .24          .23

Less distributions:

Dividends from net investment income                  (.10)         (.20)        (.21)        (.20)        (.18)

Net asset value, end of period                       $5.13         $5.02        $5.01        $5.13        $5.09

Ratios/supplemental data

Net assets, end of period (in millions)                $--           $--          $--          $--          $--

Ratio of expenses to average daily net assets(c)      .98%(d)       .92%         .80%(g)      .78%(g)      .80%(g)

Ratio of net investment income (loss)
to average daily net assets                          3.62%(d)      3.76%        4.03%        3.83%        3.84%

Portfolio turnover rate
(excluding short-term securities)                      40%           77%           9%           7%          24%

Total return(h)                                      4.17%         4.24%        1.59%        4.78%        4.57%

See accompanying notes to financial highlights.

-------------------------------------------------------------------------------
                                                  SEMIANNUAL REPORT -- 2001   15

Notes to financial highlights
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e) AEFC voluntarily limited total operating expenses, net of earnings credits, for the Fund. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.02%, 0.96% and 1.49% for the periods ended 1999, 1998 and 1997, respectively.
(f) AEFC voluntarily limited total operating expenses, net of earnings credits, for the Fund. Had AEFC not done so, the annual ratios of expenses for Class B would have been 1.78%, 1.71% and 2.17% for the periods ended 1999, 1998 and 1997, respectively.
(g) AEFC voluntarily limited total operating expenses, net of earnings credits, for the Fund. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 0.94%, 0.88% and 1.70% for the periods ended 1999, 1998 and 1997, respectively.
(h)  Total return does not reflect payment of a sales charge.
(i)  Six months ended May 31, 2001 (Unaudited).

-------------------------------------------------------------------------------
16   AXP INTERMEDIATE TAX-EXEMPT FUND

Investments in Securities
AXP Intermediate Tax-Exempt Fund
May 31, 2001 (Unaudited)
(Percentages represent value of investments compared to net assets)

Municipal bonds (91.7%)
Name of                      Coupon         Principal          Value(a)
issuer and                     rate            amount
title of issue(b,c)

Alabama (0.8%)
Special Care Facilities Finance Authority
   Revenue Bonds
   Lanier Memorial Hospital
   Series 1997A
     11-01-01                 5.50%          $390,000          $390,449

Alaska (4.3%)
Anchorage General Purpose
   Unlimited General Obligation Bonds
   Series 2000A (MBIA Insured)
     09-01-05                 4.50          1,000,000         1,030,350
Industrial Development & Exploration Authority
   Electric Power Revenue Bonds
   Upper Lynn Canal Regional Power
   Series 1997 A.M.T.
     01-01-02                 5.00            245,000           243,265
North Slope Borough
   Capital Appreciation
   Unlimited General Obligation Bonds
   Zero Coupon Series 1995A
   (MBIA Insured)
     06-30-06                 5.00          1,000,000(d)        806,720
Total                                                         2,080,335

Arizona (4.3%)
State Educational Loan Marketing
   Revenue Bonds Series 2001A-1 A.M.T.
     12-01-05                 4.40          1,000,000         1,007,310
State Transportation Board
   Excise Tax Revenue Bonds
   Maricopa County Regional Area Road Fund
   Series 2000
     07-01-05                 5.75          1,000,000         1,076,210
Total                                                         2,083,520

Connecticut (2.2%)
State General Obligation Bonds
   Series 2000B
     06-15-06                 4.75          1,000,000         1,048,320

District of Columbia (4.4%)
District of Columbia
   University Revenue Bonds
   George Washington University
   Series 1999A (MBIA Insured)
     09-15-03                 5.25          1,000,000         1,043,500
State General Obligation Pre-refunded Bonds
   Series 2001B (FSA Insured)
     06-01-09                 5.50             70,000            75,882
State General Obligation Un-refunded Bonds
   Series 2001B (FSA Insured)
     06-01-09                 5.50            930,000           998,364
Total                                                         2,117,746

Florida (5.5%)
Arbor Greene Community Development District
   Special Assessment Revenue Bonds Series 2000
     05-01-07                 6.50            575,000           579,721
Grand Haven Community Development District
   Special Assessment Bonds Flagler County
   Series 1997A
     05-01-02                 6.30            300,000           300,768
Heritage Palms Community Development District
   Capital Improvement Revenue Bonds
   Series 1998
     11-01-03                 5.40            230,000           228,017
Lakewood Ranch Community Development
   District #1 Manatec County Benefit
   Special Assessment Bonds
   Series 1998
     05-01-17                 7.30             80,000            81,195
North Springs Improvement
   Special Assessment District
   Revenue Bonds Parkland Isles
   Series 1997B
     05-01-05                 6.25            100,000            99,754
Orange County Tourist Development
   Miscellaneous Tax Revenue Bonds
   Series 2000 (AMBAC Insured)
     10-01-06                 5.00          1,000,000         1,056,401

See accompanying notes to investments in securities.

-------------------------------------------------------------------------------
                                                  SEMIANNUAL REPORT -- 2001   17

Name of                      Coupon         Principal          Value(a)
issuer and                     rate            amount
title of issue(b,c)

Florida (cont.)
Stoneybrook Community Development District
   Capital Improvement Revenue Bonds
   Lee County Series 1998B
     05-01-08                 5.70%          $335,000          $331,144
Total                                                         2,677,000

Georgia (4.7%)
Municipal Electric Authority
   Un-refunded Revenue Bonds
   Series 1996A (AMBAC Insured)
     01-01-04                 6.00          1,000,000         1,058,660
State Unlimited General Obligation Bonds
   Series 1995
     09-01-07                 6.00          1,100,000         1,223,090
Total                                                         2,281,750

Illinois (5.1%)
Chicago Tax Increment Allocation
   Capital Appreciation Revenue Bonds
   Chicago Central Loop Zero Coupon
   Series 2000A (AMBAC Insured)
     12-01-07                 5.12          1,000,000(d)        752,160
Lake County Community High
   School District #117
   Capital Appreciation Bonds Zero Coupon
   Antioch Series 2000B (FGIC Insured)
     12-01-08                 5.13          1,000,000(d)        710,990
State Toll Highway Authority
   Priority Refunding Revenue Bonds
   Series 1993A
     01-01-03                 4.75          1,000,000         1,021,700
Total                                                         2,484,850

Indiana (2.1%)
State Bank Refunding Revenue Bonds
   Series 2000A
     02-01-02                 5.50          1,000,000         1,016,130

Kentucky (2.2%)
Louisville Waterworks Board
   Water Systems Revenue Bonds
   Series 2000 (FSA Insured)
     11-15-05                 5.00          1,000,000         1,053,350

Massachusetts (1.0%)
State Health & Education Facilities Authority
   Hospital Revenue Bonds
   Caritas Christi Obligation Group
   Series 1999A
     07-01-04                 5.25            500,000           491,980

Michigan (4.9%)
Concord Academy
   Certificate of Participation
   Series 1998
     10-01-03                 5.70          $175,000            172,552
Countryside Charter School
   Full Term Certificates of Participation
   Berrien County Series 1999
     04-01-04                 5.70            110,000           108,301
Garden City Hospital Finance Authority
   Hospital Revenue Bonds Series 1998A
     09-01-03                 5.38            155,000           145,785
Livingston Developmental Agency
   Certificates of Participation
   Series 1999
     05-01-05                 5.70            145,000           142,505
Saline Area Schools
   Unlimited General Obligation Bonds
   Series 2000A
     05-01-07                 4.63          1,000,000         1,033,139
Summit Academy Certificates of Participation
   Junior High School Facility
   Series 1998
     09-01-04                 5.70            500,000           491,250
Summit Academy Certificates of Participation
   Junior High School Facility
   Series 1999
     09-01-04                 5.70            260,000           268,143
Total                                                         2,361,675

Minnesota (0.7%)
Crow Finance Authority Tribal Purpose
   Revenue Bonds Series 1998
     10-01-02                 5.00            315,000           321,372

Missouri (0.6%)
West Plains Industrial Development Authority
   Hospital Revenue Bonds
   Ozarks Medical Center
   Series 1997
     11-15-01                 4.60            290,000           288,739

Nevada (4.9%)
Clark County School District
   Refunding General Obligation Bonds
   Series 2000B (FGIC Insured)
     06-15-08                 5.50          1,000,000         1,074,710
Director of the State Department of Business &
   Industry Las Vegas Monorail Capital Appreciation
   Revenue Bonds Zero Coupon
   Series 2000 (AMBAC Insured)
     01-01-07                 5.01          1,000,000(d)        782,560

See accompanying notes to investments in securities.

-------------------------------------------------------------------------------
18   AXP INTERMEDIATE TAX-EXEMPT FUND

Name of                      Coupon         Principal          Value(a)
issuer and                     rate            amount
title of issue(b,c)

Nevada (cont.)
Las Vegas Local Special Improvement Bonds
   District #808 Summerlin Area Series 2001
     06-01-06                 5.40%          $500,000          $498,920
Total                                                         2,356,190

New Mexico (1.5%)
Sandoval County Multi-family Housing
   Refunding Revenue Bonds
   Meadowlark Apartments
   Series 1998B A.M.T.
     07-01-01                 6.38            600,000           599,710
Santa Fe County Lifecare Revenue Bonds
   El Castillo Retirement Series 1998A
     05-15-04                 5.00            154,000           150,620
Total                                                           750,330

New York (5.4%)
Long Island Power Authority
   Electric Systems Refunding Bonds
   Series 1998 (FSA Insured)
     04-01-06                 5.00          1,000,000         1,052,480
State Dormitory Authority Un-refunded
   Revenue Bonds
   Mental Health Series 1997B
     08-15-02                 5.00            500,000           511,690
State Thruway Authority General Refunding
   Revenue Bonds
   Series 2001E
     01-01-08                 5.50          1,000,000         1,080,020
Total                                                         2,644,190

North Carolina (4.3%)
Eastern Municipal Power Agency Power System
   Refunding Revenue Bonds Series 1993B
     01-01-06                 6.00          1,000,000         1,050,900

Ohio (4.7%)
Akron Bath Copley Joint Township
   Hospital District Revenue Bonds
   Summa Hospital Series 1998A
     11-15-03                 4.50            500,000           487,040
Carroll Water & Sewer District
   Unlimited Tax General Obligation Bonds
   Series 1998
     12-01-10                 6.25            200,000           204,828
Portage County Hospital
   Revenue Bonds
   Robinson Memorial Hospital
   Series 1999 (AMBAC Insured)
     11-15-04                 4.75            500,000           519,180
State Water Development Authority
   Pollution Control Revenue Bonds
   Series 2000
     06-01-05                 5.50          1,000,000         1,066,360
Total                                                         2,277,408

Oklahoma (7.5%)
Enid Municipal Authority Sales Tax & Utility
   Refunding Revenue Bonds (AMBAC Insured)
     02-01-05                 5.50          1,000,000         1,059,380
State Capital Improvement Authority
   Highway Revenue Bonds
   Series 2000 (MBIA Insured)
     06-01-06                 5.00          1,000,000         1,054,640
Tulsa International Airport
   Trust Improvement General Revenue Bonds
   Series 2000A (FGIC Insured) A.M.T.
     06-01-04                 5.25          1,025,000         1,067,353
Tulsa Municipal Airport Trust
   Refunding Revenue Bonds
   Series 2000A A.M.T.
     06-01-35                 5.80            500,000           506,465
Total                                                         3,687,838

Pennsylvania (1.1%)
State Economic Development Finance Authority
   Exempt Facilities Revenue Bonds Amtrak Series
   2001A A.M.T.
     11-01-05                 6.00            500,000           520,980

South Carolina (3.8%)
State Capital Improvement General
   Obligation Bonds
   Series 2001A
     01-01-05                 5.00            750,000           784,470
State School Facilities Unlimited General
   Obligation Bonds
   Series 2001A
     01-01-07                 5.00          1,000,000         1,052,630
State Transportation Infrastructure Bank
   Revenue Bonds Series 2000A (MBIA Insured)
     10-01-07                 5.50          1,000,000         1,080,810
Total                                                         2,917,910

Tennessee (2.2%)
Shelby County Public Improvement
   Unlimited General Obligation Bonds
   Series 2000A
     04-01-05                 5.00          1,000,000         1,046,380

See accompanying notes to investments in securities.

-------------------------------------------------------------------------------
                                                  SEMIANNUAL REPORT -- 2001   19

Name of                      Coupon         Principal          Value(a)
issuer and                     rate            amount
title of issue(b,c)

Texas (7.0%)
Dallas & Fort Worth International Airport
   Facility Improvement
   Refunding Revenue Bonds American Airlines
   Series 2000A A.M.T.
     05-01-29                 5.95%          $500,000          $507,755
Grapevine-Colleyville Independent School District
   Refunding General Obligation Bonds
   (Permanent School Fund Guarantee)
   Series 1998
     08-15-03                 4.75          1,000,000         1,031,850
Houston Water & Sewer System
   Junior Lien Refunding Revenue Bonds
   Series 2000B (FGIC Insured)
     12-01-06                 5.50          1,000,000         1,077,490
Humble Independent School District
   Unlimited General Obligation Capital Appreciation
   Refunding Revenue Bonds
   Zero Coupon Series 1997
   (Permanent School Fund Guarantee)
     02-15-07                 5.03          1,000,000(d)        779,670
Total                                                         3,396,765

Virginia (2.2%)
Prince William County
   Public Improvement Facility
   Unlimited General Obligation Bonds
   Series 2000A
     08-01-06                 5.00          1,000,000         1,059,610

Washington (4.3%)
Port of Seattle Refunding Revenue
   Bonds Series 2000D
   (MBIA Insured) A.M.T.
     02-01-07                 5.50          1,000,000         1,060,750
State Public Power Supply Systems
   Nuclear Project #2
   Refunding Revenue Bonds
   Series 1994A (FGIC Insured)
     07-01-06                 4.80          1,000,000         1,037,370
Total                                                         2,098,120

Total municipal bonds
(Cost: $43,637,177)                                         $44,503,837

Municipal notes (9.9%)
Issuer(c,e)              Annualized            Amount          Value(a)
   yield on              payable at
   date of                 maturity
   purchase

Lakewood Ranch Florida
   Community Development
   Special Assessments District #5 Series 2001
     09-01-01                 6.00%          $500,000          $500,000
Lincoln County Wyoming Pollution Control
   Revenue Bonds (Exxon) V.R. Series 1984
     11-01-14                 3.10            100,000(f)        100,000
Louisiana Offshore Terminal Authority
   Deepwater Port
   Revenue Bonds (Loop) V.R. Series 1992A
     09-01-08                 3.05            200,000(f)        200,000
Maricopa County Arizona Pollution Control
   Revenue Bonds
   (Arizona Public Service) V.R. Series 1994A
     05-01-29                 3.05          1,300,000(f)      1,300,000
Massachusetts Health & Education Facilities
   Capital Assessments V.R. Series 1985
     01-01-35                 3.05            500,000(f)        500,000
New York City Municipal Water Finance Authority
   V.R. Series 1994G (FGIC Insured)
     06-15-24                 3.00            100,000(f)        100,000
Ohio State Air Quality Development Authority
   Pollution Control Refunding Revenue Bonds
   (Toledo) V.R. Series 2000A
     04-01-24                 3.10            100,000(f)        100,000
Roanoke Virginia Hospital Revenue Bonds
   (Carilion Health Systems) V.R. Series 1995A
     07-01-19                 3.10            600,000(f)        600,000
University of Michigan Hospital Refunding
   Revenue Bonds V.R. Series 1995A
     12-01-27                 3.10            300,000(f)        300,000
Valdez Alaska Marine Terminal Revenue Bonds
   Exxon Pipeline V.R. Series 1993A
     12-01-33                 3.05          1,100,000(f)      1,100,000

Total municipal notes
(Cost: $4,800,000)                                           $4,800,000

Total investments in securities
(Cost: $48,437,177)(g)                                      $49,303,837

See accompanying notes to investments in securities.

-------------------------------------------------------------------------------
20   AXP INTERMEDIATE TAX-EXEMPT FUND

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

    ACA      --  ACA Financial Guaranty Corporation
    AMBAC    --  American Municipal Bond Association Corporation
    BIG      --  Bond Investors Guarantee
    CGIC     --  Capital Guaranty Insurance Company
    FGIC     --  Financial Guarantee Insurance Corporation
    FHA      --  Federal Housing Authority
    FNMA     --  Federal National Mortgage Association
    FSA      --  Financial Security Assurance
    GNMA     --  Government National Mortgage Association
    MBIA     --  Municipal Bond Investors Assurance

(c) The following abbreviations may be used in the portfolio descriptions:

    A.M.T.   --  Alternative Minimum Tax -- As of May 31, 2001, the value of securities subject to alternative minimum tax represented
                 11.36% of net assets.
    B.A.N.   --  Bond Anticipation Note
    C.P.     --  Commercial Paper
    R.A.N.   --  Revenue Anticipation Note
    T.A.N.   --  Tax Anticipation Note
    T.R.A.N. --  Tax & Revenue Anticipation Note
    V.R.     --  Variable Rate
    V.R.D.B. --  Variable Rate Demand Bond
    V.R.D.N. --  Variable Rate Demand Note

(d) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(e) The Fund is entitled to receive principal amount from issuer or corporate guarantor, if indicated in parentheses, after a day or a week's notice. The maturity date disclosed represents the final maturity.

(f) Interest rate varies to reflect current market conditions; rate shown is the effective rate on May 31, 2001.

(g) At May 31, 2001, the cost of securities for federal income tax purposes was approximately $48,437,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                                   $940,000
    Unrealized depreciation                                    (73,000)
                                                               -------
    Net unrealized appreciation                               $867,000
                                                              --------

-------------------------------------------------------------------------------
                                                  SEMIANNUAL REPORT -- 2001   21

AXP Intermediate Tax-Exempt Fund
70100 AXPFinancial Center
Minneapolis, MN 55474

americanexpress.com

Ticker Symbol
Class A: INFAX        Class B: N/A
Class C: N/A          Class Y: N/A

                                PRSRT STD AUTO
                                 U.S. POSTAGE
                                     PAID
                                   AMERICAN
                                    EXPRESS

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD.
American Express Company is separate from American Express Financial
Advisors Inc. and is not a broker-dealer.

                                                                 S-6324 F (7/01)